EXHIBIT T3E.2

LETTER OF TRANSMITTAL AND CONSENT

EXCHANGE OFFER AND CONSENT SOLICITATION

NEW MILLENNIUM HOMES, LLC

OFFER TO EXCHANGE

All Outstanding Zero Coupon Notes due December 31, 2004

($114,051,000 aggregate principal amount outstanding)

for

Zero Coupon Notes due December 31, 2007;

and

Solicitation of Consents to Amend

the Indenture dated as of August 17, 2000

and

the Certificate of Designations, Preferences and Rights

of

Series A Participating Perpetual Preferred Shares

THE EXCHANGE OFFER, CONSENT SOLICITATION AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 10, 2003, UNLESS EXTENDED (AS SUCH DATE MAY BE EXTENDED, THE “EXPIRATION DATE”).

To: Exchange Agent

U.S. Bank National Association

By Mail/Hand Delivery/Overnight Express:

U.S. Bank National Association

180 E. 5th Street

St. Paul, Minnesota 55101

Attn: Specialist Finance Department

By Facsimile: (651) 244-1537

Confirm by telephone: (800) 934-6802

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Delivery of this instrument to an address other than as set forth above, or transmission of instructions via a facsimile number other than the one listed above, will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal and Consent is completed.

The undersigned acknowledge(s) receipt of the Exchange Offer and Consent Solicitation dated February 7, 2003 and this Letter of Transmittal and Consent (which, together with any amendments or supplements hereto or thereto, collectively constitute the “Offer”) by New Millennium Homes, LLC, a Delaware limited liability company, to exchange all of its outstanding Zero Coupon Notes due December 31, 2004 (“Old Notes”) for Zero Coupon Notes due December 31, 2007 (New Notes”) upon the terms and subject to the conditions set forth in the Offer. See “THE EXCHANGE OFFER AND CONSENT SOLICITATION—Acceptance of Old Notes for Exchange; Delivery of New Notes” in the Exchange Offer and Consent Solicitation.

As part of the Exchange Offer, New Millennium is soliciting consents (the “Consents”) (a) to terminate the pledge agreement (the “Security Document”) pursuant to which the capital stock of New Millennium’s two subsidiaries currently is pledged as collateral to secure the Company’s obligations with respect to the Old Notes, (b) to release the pledge of the capital stock of New Millennium’s two subsidiaries currently securing the Company’s obligations with respect to the Old Notes and (c) to certain proposed amendments (the “Proposed Amendments”) to both the indenture pursuant to which the Old Notes were issued (the “Old Notes Indenture”) and to the certificate of designations (the “Certificate of Designations”) of the rights, preferences and privileges of the Series A Participating Perpetual Preferred Shares (the “Series A Shares”) of the Company.

The purpose of the Proposed Amendments is:

(a)  to eliminate substantially all of the restrictive covenants and certain of the event of default provisions, and modify or eliminate certain other provisions (including those requiring the pledge of the capital stock of New Millennium’s subsidiaries), contained in the Old Notes Indenture; and

(b)  to amend the Certificate of Designations to clarify that the reference to the Old Notes in the Certificate of Designations, for purposes of applying the distribution associated with the Series A Shares, includes any indebtedness issued in exchange, substitution or refinancing of the Old Notes, including, without limitation, the New Notes and any indebtedness issued in exchange, substitution or refinancing of the New Notes.

In order to become effective, the Proposed Amendments to the Old Notes Indenture (and the release of the pledged capital stock of New Millennium’s two subsidiaries and the termination of the Security Document) must be approved by the holders of a majority in principal amount of the Old Notes, and the Proposed Amendments to the Certificate of Designations must be approved by the holders of at least two-thirds of the outstanding Series A Shares.

In order to validly tender Old Notes for exchange, holders of Old Notes are obligated to deliver Consents to the Proposed Amendments, the release of the pledged capital stock of New Millennium’s two subsidiaries and the termination of the Security Document. By completing a Letter of Transmittal and Consent and submitting it together with Old Notes for exchange pursuant to the Offer, each holder of Old Notes will be deemed to have delivered their Consents to the Proposed Amendments to the Old Notes Indenture (and the release of the pledged capital stock of New Millennium’s two subsidiaries and the termination of the Security Document) and, to the extent the holder holds Series A Shares, to the Proposed Amendments to the Certificate of Designations.

Pursuant to the terms of the Offer, holders of Old Notes who validly tender and do not properly withdraw Old Notes pursuant to this Exchange Offer will receive New Notes with a principal amount of $1,000 for each $1,000 principal amount of Old Notes exchanged pursuant to the Offer.

This Letter of Transmittal and Consent is to be used if the Old Notes are to be physically delivered herewith, or if guaranteed delivery procedures are being used, pursuant to the procedures set forth under “THE EXCHANGE OFFER AND CONSENT SOLICITATION—Guaranteed Delivery Procedures” in the Exchange Offer and Consent Solicitation. If a “Registered Holder” (which includes, for the purposes of this document, the person in whose name the Old Notes are registered on the Company’s books and any participant tendering by book-entry transfer) desires to tender Old Notes which are not immediately available or time will not permit all documents required by the Offer to reach the Exchange Agent prior to the Expiration Date, a tender may be effected in accordance with the guaranteed delivery procedures set forth in the Exchange Offer and Consent Solicitation under the caption “THE EXCHANGE OFFER AND CONSENT SOLICITATION—Guaranteed Delivery Procedures.” See Instruction 1 below.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Exchange Offer and Consent Solicitation.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation and this Letter of Transmittal and Consent, the undersigned hereby tenders to the Company the principal amount of the Old Notes indicated below. The undersigned is the Registered Holder of all such Old Notes and the undersigned represents that it has received from each beneficial owner of the tendered Old Notes (“Beneficial Owners”) valid instructions which authorize and instruct the undersigned to take the action described in the Letter of Transmittal and Consent. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes, and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of the Company) with respect to such Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to take such further action as may be required in connection with the delivery, tender and exchange of the Old Notes.

The undersigned hereby consents to the Proposed Amendments (to the Old Notes Indenture and, to the extent the undersigned holds Series A Shares, to the Certificate of Designations), as well as to the release of the pledged capital stock of New Millennium’s two subsidiaries and the termination of the Security Document, as described above and in the Exchange Offer and Consent Solicitation (collectively, the “Consents”). In so doing, the undersigned recognizes that the Proposed Amendments:

(a)  will eliminate substantially all of the restrictive covenants and certain of the event of default provisions, and modify or eliminate certain other provisions (including those requiring the pledge of the capital stock of New Millennium’s subsidiaries), contained in the Old Notes Indenture; and

(b)  will amend the Certificate of Designations to clarify that the reference to the Old Notes in the Certificate of Designations, for purposes of applying the distribution associated with the Series A Shares, includes any indebtedness issued in exchange, substitution or refinancing of the Old Notes, including, without limitation, the New Notes and any indebtedness issued in exchange, substitution or refinancing of the New Notes.

The undersigned further understands that the release of the pledge of the capital stock of New Millennium’s two subsidiaries currently pledged as collateral to secure New Millennium’s obligations with respect to the Old Notes and the termination of the Security Document (to which the undersigned is hereby delivering its Consents) will mean that there will be no collateral securing New Millennium’s obligations with respect to the Old Notes.

The undersigned understands and agrees that the Company reserves the right not to accept tendered Old Notes from any tendering holder if any condition to consummation of the Offer is not satisfied (as described in the section entitled “THE EXCHANGE OFFER AND CONSENT SOLICITATION – Conditions to the Offer”), including, among others, the condition that at least 95% of the outstanding Old Notes be tendered, or if the Company determines, in its sole and absolute discretion, that such acceptance could result in a violation of applicable securities laws.

The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the Exchange Offer and Consent Solicitation under the caption “THE EXCHANGE OFFER AND CONSENT SOLICITATION—Conditions to the Exchange Offer,” to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Old Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Offer.

The undersigned agrees that all authority conferred or agreed to be conferred by this Letter of Transmittal and Consent and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Offer, has the full power and authority to tender, exchange, assign and transfer the tendered Old Notes and to deliver the Consents and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances and adverse claims when the tendered Old Notes are acquired by the Company as contemplated herein and in the Exchange Offer and Consent Solicitation. The undersigned and each beneficial owner of Old Notes will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described under “THE EXCHANGE OFFER AND CONSENT SOLICITATION—Procedures for Tendering Old Notes and Delivering Consents” in the Exchange Offer and Consent Solicitation and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Offer.

The undersigned recognizes that, under certain circumstances set forth in the Exchange Offer and Consent Solicitation, the Company may not be required to accept for exchange any of the Old Notes tendered. Old Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below, unless otherwise indicated under “Special Delivery Instructions” below.

Unless otherwise indicated under the box entitled “Special Exchange Instructions” below, please deliver New Notes in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send New Notes to the undersigned at the address shown below the signature of the undersigned. The undersigned recognizes that the Company has no obligation pursuant to the “Special Exchange Instructions” to transfer any Old Notes from the name of the Registered Holder thereof if the Company does not accept for exchange any of the principal amount of such Old Notes so tendered.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal and Consent to indicate the action the undersigned desires to take with respect to the Offer.

THE UNDERSIGNED, BY COMPLETING THE BOX “DESCRIPTION OF OLD NOTES” BELOW AND SIGNING THIS LETTER OF TRANSMITTAL AND CONSENT, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AND DELIVERED THE CONSENTS TO THE PROPOSED AMENDMENTS (BOTH TO THE OLD NOTES INDENTURE AND, TO THE EXTENT THE HOLDER HOLDS SERIES A SHARES, TO THE CERTIFICATE OF DESIGNATIONS), THE RELEASE OF THE PLEDGE OF THE CAPITAL STOCK OF NEW MILLENNIUM’S TWO SUBSIDIARIES AND TO THE TERMINATION OF THE SECURITY DOCUMENT (AS DESCRIBED ABOVE AND IN THE EXCHANGE OFFER AND CONSENT SOLICITATION), PURSUANT TO THIS LETTER OF TRANSMITTAL AND CONSENT.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

(See Instructions 1 and 4 and the following paragraph)

(Important: Also Complete Substitute Form W-9 Herein)

Signature(s) of Owner(s)

Dated:                                      , 2003

If the holder(s) is/are tendering any Old Notes, this Letter of Transmittal must be signed by the Registered Holder(s) as the name(s) appear(s) on the Old Notes or on a security position listing or by person(s) authorized to become Registered Holder(s) by endorsements and documents transmitted herewith. If signed by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

Name(s):

(Please Type or Print)

Title/Capacity:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security No(s):

(See Instruction 6 and complete Substitute Form W-9 herein)

SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION (IF REQUIRED BY INSTRUCTION 4)

Authorized Signature:

Printed Name:

Title:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Dated:                                                 , 2003

IMPORTANT: THIS LETTER OF TRANSMITTAL AND CONSENT OR AN ORIGINAL SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OUTSTANDING OLD NOTES OR A NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

List below the number of Series A Shares owned of record by you and the Old Notes to which this Letter of Transmittal and Consent relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule and attached to the letter of transmittal. See Instruction 8. The minimum permitted tender is $1,000 principal amount of Old Notes; all other tenders must be in integral multiples of $1,000.

DESCRIPTION OF SERIES A SHARES

Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Stock Certificate Number(s)	Number of Shares represented by certificate

Total:

DESCRIPTION OF OLD NOTES

(i) Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	(ii) Certificate Number(s)	(iii) Principal Amount Represented	(iv) Principal Amount Tendered

	Total:	$	$

*  Subject to the terms and conditions of the Offer, the undersigned will be deemed to have tendered the entire aggregate principal amount represented by the Old Notes indicated in the column labeled “Aggregate Principal Amount Represented.” See Instruction 9.

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (See Instructions 1 and 4):

Name(s) of Registered Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE EXCHANGE OFFER AND CONSENT SOLICITATION AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

SPECIAL EXCHANGE INSTRUCTIONS

(SEE INSTRUCTIONS 4 AND 5)

To be completed ONLY if New Notes are to be registered in the name of or issued to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal and Consent above.

IssueNew Notes to:

Name(s):

(Please Type or Print)

(Please Type or Print)

Address

(Zip Code)

Employer Identification or Social Security Number

(Complete the Substitute Form W-9)

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 4 AND 5)

To be completed ONLY if New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal and Consent above or to such person or persons at an address other than that shown in the box entitled “Description of Old Notes” on this Letter of Transmittal and Consent above.

Mail or Deliver New Notes to:

Name(s):

(Please Type or Print)

(Please Type or Print)

Address

(Zip Code)

Employer Identification or Social Security Number

TO BE COMPLETED BY ALL EXCHANGING HOLDERS

(See Instruction 6)

TAXPAYER’S NAME:

SUBSTITUTE Form W-9 Department of the Treasury, Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”)		PART 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.		Social Security Number or Employer Identification Number

PART 2—CERTIFICATION.    Under penalties of perjury, I certify that:

1. The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS—You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

PART 3—Awaiting TIN   ☐

	Signature		Date , 2003

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty days, 31% of all reportable payments made to me thereafter will be withheld until I provide a Taxpayer Identification Number.

, 2003
Signature	Date

INSTRUCTIONS

Forming part of the Terms and Conditions of the Offer

1.    Delivery of this Letter of Transmittal and Consent and Old Notes: Guaranteed Delivery Procedures.    To be effectively tendered pursuant to the Offer, the Old Notes, together with a properly completed Letter of Transmittal and Consent (or an original signed facsimile hereof) duly executed by the Registered Holder thereof, and any other documents required by this Letter of Transmittal and Consent, must be received by the Exchange Agent at the address set forth on the front page of this Letter of Transmittal and Consent, and tendered Old Notes must be received by the Exchange Agent at such address, at or prior to 5:00 p.m., New York City time, on the Expiration Date (unless a tender is made pursuant to the Guaranteed Delivery Procedures described below). If the beneficial owner of any Old Notes is not the Registered Holder, then such person may validly tender such person’s Old Notes only by obtaining and submitting to the Exchange Agent a properly completed Letter of Transmittal and Consent from the Registered Holder. Letters of Transmittal and Consent and Old Notes should be delivered only by hand or by courier, or transmitted by mail, and only to the Exchange Agent and not to the Company or to any other person.

The method of delivery of Old Notes and all other required documents to the Exchange Agent is at the election and risk of the holder, and if such delivery is by mail, the holder should use properly insured, registered mail with return receipt requested. If Old Notes are sent by mail, please mail the Old Notes (and the related Letter of Transmittal and Consent) sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

If a holder desires to tender Old Notes and such holder’s Old Notes are not immediately available or time will not permit the Letter of Transmittal and Consent and other required documents to reach the Exchange Agent on or before the Expiration Date, such holder’s tender may be effected if:

(a)  such tender is made by or through an Eligible Institution;

(b)  on or prior to the Expiration Date, the Exchange Agent has received a facsimile transmission or letter from such Eligible Institution setting forth the name and address of the holder of such Old Notes, the certificate number(s) of such Old Notes (except in the case of book-entry tenders) and the principal amount of Old Notes tendered and stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, a duly executed Letter of Transmittal and Consent, or an original signed facsimile thereof, together with the certificate representing the Old Notes, unless the book-entry transfer procedures are to be used, and any other documents required by this Letter of Transmittal and Consent and Instructions, will be deposited by such Eligible Institution with the Exchange Agent; and

(c)  this Letter of Transmittal and Consent, or an original signed facsimile hereof, and Old Notes, in proper form for transfer, and all other required documents are received by the Exchange Agent within three business days after the Expiration Date.

2.    Withdrawal of Tenders and Revocation of Consents.    Tendered Old Notes and related Consents may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must (i) be timely received by the Exchange Agent at its address set forth on the first page of this Letter of Transmittal and Consent before the Exchange Agent receives notice of acceptance from the Company, (ii) specify the name of the person who tendered the Old Notes, (iii) contain the description of the Old Notes to be withdrawn, the certificate number(s) of such Old Notes and the aggregate principal amount represented by such Old Notes, and (iv) be signed by the holder of such Old Notes in the same manner as the original signature appears on this Letter of Transmittal and Consent (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes. The signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution unless such Old Notes have been tendered (i) by a Registered Holder of Old Notes who has not completed either the box entitled “Special Exchange Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal and Consent or (ii) for the account of an Eligible Institution. In addition, such notice must specify, in the case of Old Notes tendered by delivery of such Old Notes, the name of the Registered Holder (if different from that of the tendering holder) to be credited with the withdrawn Old Notes. Withdrawals may not be rescinded, and any Old Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Offer. However, properly withdrawn Old Notes may be re-tendered by following one of the procedures described under “THE EXCHANGE OFFER AND CONSENT SOLICITATION—Procedures for Tendering Old Notes and Delivering Consents” in the Exchange Offer and Consent Solicitation at any time on or prior to the Expiration Date.

3.    Consents to Proposed Amendments, Release of Pledged Capital Stock and Termination of Security Document.    Valid Consents to the Proposed Amendments, the release of the pledged capital stock of New Millennium’s two subsidiaries and the termination of the Security Document may be given only by the registered holder or by its attorney-in-fact. A beneficial owner who is not a registered holder must (a) arrange with the Registered Holder to execute and deliver Consents on its behalf, (b) obtain a properly completed irrevocable proxy that authorizes such beneficial owner to consent to the Proposed Amendments, the release of the pledged capital stock of New Millennium’s two subsidiaries and the termination of the Security Document, or (c) become a Registered Holder. The completion and delivery of this Letter of Transmittal will be deemed to constitute the Consent of the registered holder of the Old Notes tendered for exchange to the Proposed Amendments to the Old Notes Indenture, to the release of the pledged capital stock and to the termination of the Security Document and, to the extent the holder owns Series A Shares, to the Proposed Amendments to the Certificate of Designations. Holders of Old Notes must deliver such Consents as a condition to exchanging Old Notes for New Notes pursuant to the Offer.

4.    Signatures on this Letter of Transmittal and Consent, Bond Powers and Endorsements; Guarantee of Signatures.    If this Letter of Transmittal is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the Old Notes without any change whatsoever.

If any Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal and Consent.

If any Old Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and Consent as there are different registrations of Old Notes.

When this Letter of Transmittal and Consent is signed by the Registered Holder(s) specified herein and tendered hereby, no endorsements of such Old Notes or separate bond powers are required. If, however, New Notes are to be issued to a person other than the registered holder, then endorsements of any Old Notes transmitted hereby or separate bond powers are required.

If this Letter of Transmittal and Consent is signed by a person other than the registered holder(s) of Old Notes, such Old Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Old Notes. If this Letter of Transmittal and Consent is signed by a person other than the registered holder(s) of the Series A Shares described in the “Description of Series A Shares” section above, this Letter of Transmittal must be accompanied by a written proxy or other evidence acceptable to New Millennium in its sole discretion authorizing the person signing to vote such Series A Shares in favor of the Proposed Amendments to the Certificate of Designations.

If this Letter of Transmittal and Consent or a Notice of Guaranteed Delivery or any Old Notes or bond powers or proxies are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or others acting in a fiduciary or representative capacity, such persons should indicate their title or capacity when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted, unless this requirement is waived by the Company.

Except as described in this paragraph, signatures on this Letter of Transmittal and Consent or a notice of withdrawal, as the case may be, must be guaranteed by an “Eligible Institution,” defined as a firm which is (a) a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., (b) a commercial bank or trust company having an office or correspondent in the United States, (c) a participant in a recognized medallion signature guarantee program or (c) otherwise an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act. Signatures on this Letter of Transmittal and Consent or a notice of withdrawal, as the case may be, need not be guaranteed if the Old Notes tendered pursuant hereto are tendered (i) by a registered holder of Old Notes who has not completed either the box entitled “Special Exchange Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal and Consent or (ii) for the account of an Eligible Institution.

Endorsement on Old Notes or signatures on bond forms or voting proxies required by this Instruction 4 must be guaranteed by an Eligible Institution.

5.    Special Exchange and Delivery Instructions.    Tendering holders should indicate in the applicable box the name and address in which or to which New Notes are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal and Consent. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.

6.    Taxpayer Identification Number and Backup Withholding.    Federal income tax law of the United States requires that a holder of Old Notes whose Old Notes are accepted for exchange provide the Company with such holder’s correct taxpayer identification number, which, in the case of a holder who is an individual, is the holder’s social security number, or otherwise establish an exemption from backup withholding. If the Company is not provided with the holder’s correct taxpayer identification number, the exchanging holder of Old Notes may be subject to a penalty imposed by the Internal Revenue Service. If withholding occurs and results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service upon filing of a return.

To prevent backup withholding, each exchanging holder of Old Notes subject to backup withholding must provide such holder’s correct taxpayer identification number by completing the Substitute Form W-9 provided in this Letter of Transmittal and Consent, certifying that the taxpayer identification number provided is correct (or that the exchanging holder of Old Notes is awaiting a taxpayer identification number) and that either (a) the exchanging holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the exchanging holder that such holder is no longer subject to backup withholding.

Certain exchanging holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A foreign individual and other exempt holders (e.g., corporations) should certify, in accordance with the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, to such exempt status on the Substitute Form W-9 provided in this Letter of Transmittal and Consent.

7.    Transfer Taxes.    Holders tendering Old Notes pursuant to the Offer will not be obligated to pay brokerage fees or commissions or to pay transfer taxes with respect to their exchange under the Offer unless the box entitled “Special Exchange Instructions” in this Letter of Transmittal and Consent has been completed. The Company will pay all other charges or expenses in connection with the Offer. If holders tender Old Notes for exchange and the Offer is not consummated, such Old Notes will be returned to the holders at the Company’s expense.

Except as provided in this Instruction 7, it will not be necessary to affix transfer tax stamps to the Old Notes specified in this Letter of Transmittal and Consent.

8.    Inadequate Space.    If the space provided herein is inadequate to provide all required information regarding the Series A Shares and Old Notes owned of record by the holder, the aggregate principal amount of the Old Notes being tendered and the other information requested in the boxes above entitled “Description of Series A Shares” and “Description of Old Notes” should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal and Consent.

9.    No Partial Tenders.    Tenders of Old Notes will be accepted only in integral multiples of $1,000. Tenders made pursuant to this Letter of Transmittal and Consent will be deemed to have been made with respect to the entire aggregate principal amount represented by the Old Notes indicated in column (iii) of the box above labeled “Description of Old Notes.”

10.    Mutilated, Lost, Stolen or Destroyed Old Notes.    Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

11.    Validity and Acceptance of Tenders.    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Old Notes tendered for exchange will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered and to reject any Old Notes the Company’s acceptance of which might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any defects or irregularities or conditions of the Offer as to particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Offer). The interpretation of the terms and conditions of the Offer (including the Letter of Transmittal and Consent and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes for exchange must be cured within such period of time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes for exchange but shall not incur any liability for failure to give such notification. Tenders of the Old Notes will not be deemed to have been made until such irregularities have been cured or waived.

12.    Requests for Assistance or Additional Copies.    U.S. Bank National Association is the Exchange Agent for the Offer. All tendered Old Notes, executed Letters of Transmittal and Consent and other related documents should be sent to the Exchange Agent at the address or facsimile number set forth below. Questions and requests for assistance and requests for additional copies of the Exchange Offer and Consent Solicitation, the Letter of Transmittal and Consent and other related documents should be addressed to the Exchange Agent as follows:

U.S. Bank National Association

180 E. 5th Street

St. Paul, Minnesota 55101

Attn: Specialist Finance Department

Facsimile: (651) 244-1537

Telephone: (800) 934-6802